Exhibit 99.1

Bottomline Technologies Reports Third Quarter Results

Acceleration of Subscription Growth Highlights a Strong Third Quarter

PORTSMOUTH, N.H. - May 4, 2021 - Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today reported financial results for the third quarter ended March 31, 2021.
Subscription revenue was $99.9 million for the third quarter, up 14% as compared to the third quarter of last year. Subscription revenue was 83% of total revenues, up 5 percentage points from 78% a year prior.
Total revenues for the third quarter were $120.9 million. GAAP net loss for the third quarter was $4.8 million. GAAP net loss per share was $0.11 in the third quarter.
Adjusted EBITDA for the third quarter was $24.1 million. Core earnings per share was $0.27 for the third quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
“In the third quarter we produced excellent results overall, and we are especially encouraged by the acceleration of our subscription revenue growth,” said Rob Eberle, CEO. “We expect that to continue in the fourth quarter as we continue to add new customers to our key platforms and see more normalization of transaction volumes. We are making strategic advancements in our product pipeline that position us well to serve customers with new innovation, extend our competitive advantage in the market and drive sustained revenue growth. We are confident that our market position and continued execution against our strategic plan will continue to drive business success and shareholder value.”

Third Quarter Customer Highlights
•25 organizations selected Paymode-X to automate their payment processes, with clients spanning a wide variety of industries such as healthcare, higher education, and property management. Paymode-X surpassed 450,000 enrolled member businesses as vendors able to be paid in an automated, secure and efficient manner on the platform.

•8 new customers chose Bottomline’s legal spend management solutions to automate, manage and control their legal spend, including Frontline Insurance Managers and Embark General Insurance. In addition, 7 other customers expanded their Bottomline relationships.

•Three customers selected Bottomline’s digital banking platform to help them compete and grow their corporate and business banking franchises. A $10B consumer credit reporting agency selected Bottomline’s CFRM solution to protect their cloud data through cloud enabler and encryption solutions. A $500B national bank extended Bottomline’s CFRM solution for insider and employee fraud, and a local community bank selected Bottomline’s DBIQ Engage platform for online account opening and customer analytics to engage intelligently throughout the customer lifecycle and acquire, deepen and grow profitable relationships.

Third Quarter Strategic Corporate Highlights

•Bottomline acquired TreasuryXpress, a leading provider of cloud-based treasury solutions to corporations and banks around the world. The addition of the TreasuryXpress product set represents an important strategic expansion of Bottomline’s business payment solutions and a key element of its Payment and Cash Lifecycle platform.

•Bottomline was recognized with a Gold Stevie® Awards for Customer Contact Center of the Year in the technology industries segment of the global business awards. The award is the third Stevie Award presented to Bottomline in as many years.

•Bottomline was awarded the UK Customer Service Excellence Standard for the 10th successive year.

•Bottomline’s APAC-Singapore team received the SBR International Business Award for a Secure Payments project completed with banking partner JSOL, recognizing the most outstanding international firms in Singapore.

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Core net income, core earnings per share, constant currency information and adjusted EBITDA are all non-GAAP financial measures.
Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, excess depreciation expense associated with restructuring events, minimum pension liability adjustments, amortization of debt issuance costs and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.
Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts.
Periodically, such as in periods that include significant foreign currency volatility, we may present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.
Adjusted EBITDA represents our GAAP net income or loss, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges as noted in the reconciliation that follows.
Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. The same non-GAAP information is used for corporate planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. This non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net loss for the three and nine months ended March 31, 2021 and 2020 is as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
	(in thousands)
GAAP net loss	$(4,769)	$(7,468)	$(8,993)	$(6,226)
Amortization of acquisition-related intangible assets	5,443	5,121	15,614	15,284
Stock-based compensation plan expense	11,498	9,289	33,644	31,298
Acquisition and integration-related expenses	738	986	2,078	4,640
Restructuring (benefit) expense	(4)	730	987	939
Excess depreciation associated with restructuring events	—	—	528	—
Minimum pension liability adjustments	(55)	50	(119)	140
Amortization of debt issuance costs	103	103	310	310
Global ERP system implementation and other costs	—	61	—	485
Other non-core expense (benefit)	60	—	(18)	(10)
Tax effects on non-GAAP income	(1,257)	2,675	(5,971)	(8,877)
Core net income	$11,757	$11,547	$38,060	$37,983
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP diluted net loss per share for the three and nine months ended March 31, 2021 and 2020 is as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
GAAP diluted net loss per share	$(0.11)	$(0.18)	$(0.21)	$(0.15)
Plus:
Amortization of acquisition-related intangible assets	0.13	0.12	0.37	0.36
Stock-based compensation plan expense	0.27	0.22	0.79	0.75
Acquisition and integration-related expenses	0.01	0.03	0.05	0.11
Restructuring expense	—	0.02	0.02	0.02
Excess depreciation associated with restructuring events	—	—	0.01	—
Amortization of debt issuance costs	—	—	—	0.01
Global ERP system implementation and other costs	—	—	—	0.01
Tax effects on non-GAAP income	(0.03)	0.06	(0.14)	(0.21)
Diluted core earnings per share	$0.27	$0.27	$0.89	$0.90

Non-GAAP Financial Measures (Continued)

A reconciliation of our non-GAAP weighted average shares used in computing diluted core earnings per share to our GAAP weighted average shares used in computing basic and diluted net loss per share for the three and nine months ended March 31, 2021 and 2020 is as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
	(in thousands)
Numerator:
Core net income	$11,757	$11,547	$38,060	$37,983
Denominator:
Weighted average shares used in computing basic net loss per share for GAAP	42,838	41,823	42,682	41,668
Impact of dilutive securities (stock options, restricted stock awards and employee stock purchase plan) (1)	263	397	245	350
Weighted average shares used in computing diluted core earnings per share	43,101	42,220	42,927	42,018

(1)     These securities are dilutive on a GAAP basis in periods where we report GAAP net income. These securities are anti-dilutive on a GAAP basis in periods where we report GAAP net loss.

Reconciliation of Adjusted EBITDA
A reconciliation of our adjusted EBITDA to our GAAP net loss for the three and nine months ended March 31, 2021 and 2020 is as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
	(in thousands)
GAAP net loss	$(4,769)	$(7,468)	$(8,993)	$(6,226)
Adjustments:
Other expense, net of pension adjustments	1,536	1,237	3,700	3,044
Income tax provision	1,335	6,059	4,372	2,282
Depreciation and amortization	8,258	7,155	23,762	19,807
Amortization of acquisition-related intangible assets	5,443	5,121	15,614	15,284
Stock-based compensation plan expense	11,498	9,289	33,644	31,298
Acquisition and integration-related expenses	738	986	2,078	4,640
Restructuring (benefit) expense	(4)	730	987	939
Excess depreciation associated with restructuring events	—	—	528	—
Global ERP system implementation and other costs	—	61	—	485
Other non-core expense (benefit)	52	—	148	(10)
Adjusted EBITDA	$24,087	$23,170	$75,840	$71,543

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.
In connection with this earnings release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language

This press release and our responses to questions on our conference call discussing our quarterly results may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward”, “opportunities,” “confident”, “trends,” “future,” “estimates,” “targeted," "on track" and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline’s control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, and including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2020 and the subsequently filed Form 10-Q’s and Form 8-K’s or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements to reflect events or circumstances after today’s date or to reflect the occurrence of unanticipated events.

Media Contact:
Investor Relations
Bottomline Technologies
603.501.4899
InvestorRelations@bottomline.com             BTInvestorPR

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Revenues:
Subscriptions	$99,939	$87,531	$283,721	$251,682
Software licenses	1,092	1,546	3,871	6,922
Service and maintenance	19,292	21,732	59,878	70,618
Other	562	906	1,804	2,360
Total revenues	120,885	111,715	349,274	331,582
Cost of revenues:
Subscriptions	39,194	34,670	111,607	100,884
Software licenses	116	82	332	400
Service and maintenance	10,450	12,534	31,752	38,516
Other	375	643	1,235	1,663
Total cost of revenues	50,135	47,929	144,926	141,463
Gross profit	70,750	63,786	204,348	190,119
Operating expenses:
Sales and marketing	31,525	27,370	86,505	80,046
Product development and engineering	20,224	18,000	57,906	54,628
General and administrative	15,678	13,734	45,962	41,840
Amortization of acquisition-related intangible assets	5,443	5,121	15,614	15,284
Total operating expenses	72,870	64,225	205,987	191,798
Loss from operations	(2,120)	(439)	(1,639)	(1,679)
Other expense, net	(1,314)	(970)	(2,982)	(2,265)
Loss before income taxes	(3,434)	(1,409)	(4,621)	(3,944)
Income tax provision	(1,335)	(6,059)	(4,372)	(2,282)
Net loss	$(4,769)	$(7,468)	$(8,993)	$(6,226)
Net loss per share:
Basic and diluted	$(0.11)	$(0.18)	$(0.21)	$(0.15)
Shares used in computing net loss per share:
Basic and diluted	42,838	41,823	42,682	41,668

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	March 31,	June 30,
	2021	2020
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$138,438	$205,041
Cash and cash equivalents, held for customers	8,556	6,304
Accounts receivable	79,673	69,970
Other current assets	35,880	28,328
Total current assets	262,547	309,643
Property and equipment, net	69,441	67,155
Operating right-of-use assets, net	30,811	24,712
Goodwill and intangible assets, net	412,945	359,824
Other assets	46,218	31,803
Total assets	$821,962	$793,137
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,788	$13,422
Accrued expenses and other current liabilities	48,234	48,198
Customer account liabilities	8,556	6,304
Deferred revenue	96,273	82,074
Total current liabilities	167,851	149,998
Borrowings under credit facility	130,000	180,000
Deferred revenue, non-current	13,665	13,959
Operating lease liabilities, non-current	27,828	20,670
Deferred income taxes	13,727	8,656
Other liabilities	29,409	27,520
Total liabilities	382,480	400,803
Stockholders' equity
Common stock	49	48
Additional paid-in-capital	807,527	764,906
Accumulated other comprehensive loss	(28,263)	(48,675)
Treasury stock	(150,282)	(143,333)
Accumulated deficit	(189,549)	(180,612)
Total stockholders' equity	439,482	392,334
Total liabilities and stockholders' equity	$821,962	$793,137